Exhibit 10.7

CALDERA THERAPEUTICS, INC.

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 (this “Amendment”) to that certain Registration Rights Agreement dated as of July 28, 2026, by and among Caldera Therapeutics, Inc., a Delaware corporation (the “Company”), Sonic Holdco, Inc., a Delaware corporation (“Parent”), and the Investors (as defined therein) party thereto (the “Registration Rights Agreement”), is made effective as of September 10, 2026. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Registration Rights Agreement.

RECITALS

WHEREAS, pursuant to Section 9 of the Registration Rights Agreement, the provisions of the Registration Rights Agreement may be amended, modified, supplemented or waived only by written instrument executed by the Company and the Required Investors; and

WHEREAS, the undersigned parties to this Amendment, representing the Company and the Required Investors, desire to amend the Registration Rights Agreement as follows.

NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

1.
Section 3(h) of the Registration Rights Agreement is amended and restated in its entirety as follows:

“Listing. The Company shall use reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on (i) NYSE American LLC, (ii) The Nasdaq Stock Market LLC, or (iii) such other national securities exchange as the Company and the Required Investors may mutually agree.”

2.
The undersigned parties acknowledge and agree that the Registration Rights Agreement will be amended to reflect the amendment authorized pursuant to this Amendment and such amendment shall be binding on all parties thereto.
3.
This Amendment may be executed by facsimile or electronic transmission and in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile and electronic copies of signed signature pages will be deemed binding originals.
4.
All terms and provisions of the Registration Rights Agreement shall continue in full force and effect except as expressly modified by this Amendment.
5.
This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to choice of laws or conflicts of law provisions thereof that would require the application of the laws of any other jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first written above.

COMPANY:

CALDERA THERAPEUTICS, INC.

By: _______________________________

Name: Praveen Tipirneni

Title: Chief Executive Officer

PARENT:

SONIC HOLDCO, INC.

By: _______________________________

Name: Praveen Tipirneni

Title: Chief Executive Officer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first written above.

INVESTOR:

[NAME]

By: _______________________________

Name:

Title:

[Signature Page to Amendment No. 1 to Registration Rights Agreement]